EXHIBIT A

                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - -x
                                         :
In re:                                   :    Chapter 11
                                         :
POLAROID CORPORATION,                    :    Case No. 01-10864 (PJW)
         et al.,                         :
                                         :    Jointly Administered
                           Debtors.      :
                                         :
- - - - - - - - - - - - - - - - - - - - -x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
              PERIOD FROM AUGUST 4, 2003 THROUGH AUGUST 31, 2003


         PLEASE TAKE NOTICE that on September 25, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from August 4, 2003 through August 31, 2003, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        September 25, 2003


                                    /s/ Mark L. Desgrosseilliers
                                    ------------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                            - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED August 31, 2003



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

    Balance Sheet
    Statement of Cash Receipts and Cash Disbursements
    Statement of Postpetition Taxes

    along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in August 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period August 4, 2003 through and including August 31, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


                                                 /s/ Kevin Pond
Dated:   September 15, 2003                      -----------------------------
                                                 Debtor in Possession
                                                 Title: President
                                                 Phone Number: (781) 386-2000








CH11_Bankruptcy Trustee Certificate_August'03


                                                    POLAROID CORPORATION
                                                    DEBTOR QUESTIONNAIRE
                                                        August 2003



Must be completed each month                                                                  Yes              No
-----------------------------------------------------------------------------------------------------------------

1.   Have any assets been sold or transferred outside the normal course of                                     No
     business No this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a debtor in                                     No
     possession No account this reporting period? If yes, provide an explanation below.

     Note: All cash disbursements for the month of August
     2003 were made in the Polaroid Corporation (renamed Primary PDC, Inc.)
     entity. No other cash disbursements were made in August 2003 by the other
     Debtor companies.

3.   Have all postpetition tax returns been timely filed? If no, provide an Yes             Yes (A)
     (A) explanation below.
     (A) As previously reported in the December 2001 report to the Bankruptcy
     Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to
     Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to
     Digimarc and they would send a copy of this certificate to Primary PDC,
     Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them.
     Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states. Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately $600,000 plus interest. Although Primary PDC, Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other necessary insurance                Yes
     Yes coverages in effect? If no, provide an explanation below.

                                           Polaroid Corporation
                               Statement of Cash Receipts and Disbursements
                                 Period August 4, 2003 - August 31, 2003
                                              (in U.S. $'s)



                                                    Beginning
                                                      Book                        Transfers
Account Name                          Account #      Balance         Receipts     In/ (Out)

Bank of New York                      6903534891/ $3,873,421.47
                                      76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                                     $0.00

Interest                                                            $1,140.58

Other recoveries                                                        $0.00

Cash Disbursements:

Professional fee payments
 (See Exhibit A)

Management and transitional services

Other payments made pursuant to an order of the Court

All other costs
                                                  -------------- ------------- -------------
Balance at August 31, 2003                        $3,873,421.47     $1,140.58         $0.00


JP Morgan Chase Tax Escrow Account  507-895053    $4,045,892.33
Cash Receipts:
Interest                                                            $1,817.88
Cash Disbursements:
Account transfer
Tax payments
                                                  -------------- ------------- -------------
Balance at August 31, 2003                        $4,045,892.33     $1,817.88         $0.00
                                                  -------------- ------------- -------------
Balance at August 31, 2003                        $7,919,313.80     $2,958.46         $0.00
                                                  ============== ============= =============


                                           Polaroid Corporation
                               Statement of Cash Receipts and Disbursements
                                 Period August 4, 2003 - August 31, 2003
                                               (in U.S. $'s)



                                                                      Ending
                                                                       Book        Reconciling     Bank
Account Name                          Account #     Disbursements     Balance        Items       Balance

Bank of New York                      6903534891/
                                      76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments (See                        $811,036.74
Exhibit A)

Management and transitional services                   $62,938.69

Other payments made pursuant to an order
of the Court                                                $0.00

All other costs                                        $17,544.70
                                                    -------------- --------------  -----------  -------------

Balance at August 31, 2003                            $891,520.13  $2,983,041.92   $206,397.46  $3,189,439.38


JP Morgan Chase Tax Escrow Account    507-895053

Cash Receipts:

Interest
Cash Disbursements:
Account transfer
Tax payments
                                                    -------------- --------------  ----------- -------------
Balance at August 31, 2003                                  $0.00  $4,047,710.21        $0.00  $4,047,710.21
                                                    -------------- --------------  ----------- -------------
Balance at August 31, 2003                            $891,520.13  $7,030,752.13   $206,397.46 $7,237,149.59
                                                    ============== ==============  =========== =============



Ch11 Bank Statement Filing-August03

                                                      POLAROID CORPORATION
                                                PROFESSIONAL FEE PAYMENT SUMMARY


           PROFESSIONAL VENDOR                  Nov,       Dec,     Jan,    Feb,       Mar,      Apr,       May,       June,
                                                2001       2001     2002    2002       2002      2002       2002       2002
                                                ----       ----     ----    ----       ----      ----       ----       ----
Skadden, Arps, Slate, Meagher
   & Flom (Illinois)                                                                  $965,791
Kroll Zolfo Cooper, LLC                                                   $340,166    $225,000  $304,000   $286,000    547,000
KPMG LLP                                                                                                   $320,269     14,953
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                  $335,796
   Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                $19,500                      $85,611     $25,000   $30,000    $55,000     98,000
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                                                       $264,468               324,000
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin
  Financial Advisors, Inc.                                                $351,399              $130,000   $125,000    130,000
Groom Law Group                                                                                                        200,000
McShane                                                                                           $9,666    $20,479
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP
                                           ----------------------------------------------------------------------------------------
      TOTAL                                   $19,500        $0        $0 $777,176  $1,551,587  $738,134   $806,748 $1,313,953
                                           ----------------------------------------------------------------------------------------

                       ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                $8,400                                  $12,768
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young,
  Jones & Weintraub, P.C.
                                           -------------------------------------------------------------------------------
      TOTAL                                        $0      $0    $8,400        $0        $0         $0   $12,768        $0
                                           -------------------------------------------------------------------------------

                                           -------------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                 $19,500      $0    $8,400  $777,176  $1,551,587 $738,134  $819,516 $1,313,953
                                           ===============================================================================


[CONTINUATION OF TABLE]


           PROFESSIONAL VENDOR                  July,    August,    Sept,     Oct,        Nov,    Dec,      Jan,
                                                2002      2002      2002     2002         2002    2002      2003
                                                ----      ----      ----     ----         ----    ----      ----

Skadden, Arps, Slate, Meagher
   & Flom (Illinois)                         $552,209 $1,049,686           $1,795,123   $357,703   77647
Kroll Zolfo Cooper, LLC                      $256,834   $263,542    231683 $  502,971   $192,769             42840
KPMG LLP                                                 $86,663           $  225,536              31800
Bingham Dana LLP                                                           $   11,629
Dresdner Kleinwort Wasserstein, Inc.         $711,204
Miller, Buckfire, Lewis                                                    $  481,767
Donlin, Recano & Company, Inc.                          $118,285     24558 $   16,904   $ 44,587   17398      37738
Akin, Gump, Strauss, Hauer & Feld, L.L.P.    $214,532   $111,431    387916 $  416,558   $140,135  194866      39347
Young Conaway Stargatt & Taylor LLP                $0                      $   54,253
Houlihan Lokey Howard & Zukin
  Financial Advisors, Inc.                   $378,601                      $  233,343             509600     120738
Groom Law Group                                                      27510 $   63,644                        116652
McShane                                                   $4,966      2989 $   12,296               8140       8880
Greenberg Traurig LLP
Buck Consultants                                                     13884      41136   $  3,312    7314       2494
Wind Down Associates, LLC                                                                          29096      97202
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                           ---------------------------------------------------------------------------
      TOTAL                                 $2,113,38 $1,634,573  $688,540 $3,855,160   $738,506  875861     465892
                                           ---------------------------------------------------------------------------

                     ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                           440
Horal & Chvosta Law Offices                                 2125         0
Merrill Communication                                      11567               1795
Pro-Legal Services                                          1625
Goodwin Procter                                             9722               5705                    606
Ikon Office Solutions                                     15427
Kekst & Company Inc                                                  13683
JP Morgan                                                                0                            1825      -1825
Kilkpatrick & Lockhart LLP                                           10263    46672      $16,407      7712
David Feldman & Associates                                           15550
Davies Polk & Wardwell                                               43336    13258                             26552
Thommessen Krefting Greve LLP                                         2221
Duplicating USC, Inc.                                                 6732
Hewitt Associates LLC                                                    0     7213                   2094        788
Coffman, De Fries & Northern                                             0     3290
American Stock Transfer & Trust                                          0     3200                   6400
FTI Consultants                                                                                      14390
Baker Botts, LLP                                                                                       119
Reimer & Braunstein, LLP                                                                              3064
Morrison & Forester, LLP                                                                             17012       1572
Baker & McKenzie                                                                                       666
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP
Pachuski, Stang, Ziehl, Young,
  Jones & Weintraub, P.C.
                                           ---------------------------------------------------------------------------
      TOTAL                                      $0       $40,906   $91,785    $81,133   $ 16,407     53888      27087
                                           ---------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS              $2,113,380  $1,675,479  $780,325 $3,936,293   $754,913   $929,749    492979
                                           ===========================================================================



[CONTINUATION OF TABLE]


           PROFESSIONAL VENDOR                Feb,     Mar,     Apr,       May,    June,    July,     August,
                                              2003     2003     2003       2003     2003    2003       2003
                                              ----     ----     ----       ----     ----    ----       ----

Skadden, Arps, Slate, Meagher
   & Flom (Illinois)                           73614    59701   278027   146666   205989  335071    166772
Kroll Zolfo Cooper, LLC                        32483    15842     9412    46551           152040
KPMG LLP                                                45378                              35312
Bingham Dana LLP                                                                           62572
Dresdner Kleinwort Wasserstein, Inc.
  Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                 14969    42554    68521    38996    33489   23560     14665
Akin, Gump, Strauss, Hauer & Feld, L.L.P.      40288    75444    41585    61781    47778  217817
Young Conaway Stargatt & Taylor LLP                              17531              8476   71519
Houlihan Lokey Howard & Zukin
  Financial Advisors, Inc.                                                        201486  200000    160766
Groom Law Group                                                                    31850   47471
McShane                                         2164
Greenberg Traurig LLP
Buck Consultants                                                                           12870
Wind Down Associates, LLC                      24908    26569    27120    36288    35209   99450     32975
BTB Associates LLC                                       4080     4081     3559     6353    7746      5671
Traxi LLC - Perry M. Mandarino                                           110214   140601  187953    110502
Proskauer Rose LLP                                                                221598   48521    190071

                                           ----------------------------------------------------------------
      TOTAL                                   188426   269567   446276   444056   932829 1501902    681423
                                           ----------------------------------------------------------------

                     ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                                 720
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                             11584
Goodwin Procter                                                  12520
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP                     16557    19707     3262     7056     5583   10450
David Feldman & Associates
Davies Polk & Wardwell                         17635    17286    48872     8108    14346   51381     25059
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                           3417
Coffman, De Fries & Northern                                                        3782               908
American Stock Transfer & Trust                 3200
FTI Consultants                                                   7556    19987    18786   22258      5186
Baker Botts, LLP                                          680
Reimer & Braunstein, LLP
Morrison & Forester, LLP                                11952                      34404   19310     79500
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                         13086              3003                        722
Fidelity Investments Institution                        20800
Prince, Lobel, Glovsky & Tye                              362
KPMG LLP (Canada)                                        9300
Barnes, Richardson & Colburn                                    141511                     20456
Ernst & Young, LLP                                              550000
Pachuski, Stang, Ziehl, Young,
  Jones & Weintraub, P.C.                                                                   7719     18240
                                           ----------------------------------------------------------------
      TOTAL                                    52393    93173   764441    38153    76901  131574    129614
                                           ----------------------------------------------------------------

                                           ----------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                 240819   362740  1210718   482209  1009731 1633476    811037
                                           ================================================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 8/4/03 to 8/31/03
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                     01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in August 2003.

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of August 31, 2003
(in U.S. $'s)



ASSETS
------
TOTAL CASH                                                                        7,030,752

NET RECEIVABLES - THIRD PARTY                                                             0

NET RECEIVABLES - INTERCOMPANY                                                            -

NET INVENTORIES                                                                           -

TOTAL PREPAID EXPENSES                                                                    -

                                                                     -----------------------
TOTAL CURRENT ASSETS                                                              7,030,752
                                                                     -----------------------

NET FIXED ASSETS                                                                          -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                                               (0)

OTHER NONCURRENT ASSETS                                                             462,226

TOTAL NON-CURRENT ASSETS                                                            462,226

                                                                     -----------------------
TOTAL ASSETS                                                                      7,492,979
                                                                     =======================



LIABILITIES
-----------
POST-PETITION NOTES                                                                       -

POST-PETITION PAYABLES - THIRD PARTY                                                623,669

POST-PETITION PAYABLES - INTERCOMPANY                                                     -

TOTAL POST-PETITION ACCRUALS                                                        695,478
                                                                     -----------------------

TOTAL POST-PETITION CURRENT LIABILITIES                                           1,319,147

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                               -

TOTAL PREPETITION  LIABILITIES                                                  860,978,847
                                                                     -----------------------

TOTAL LIABILITIES                                                               862,297,994

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                                          (854,805,015)
                                                                     -----------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                                              7,492,979
                                                                     =======================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY
COMPANIES
Statement of Financial Position
As of August 31, 2003
(in U.S. $'s)

                                                    Polaroid    Polaroid                           Polaroid
                                        Polaroid      Latin       Asia                 Polaroid    Digital    Polaroid ID
                                       Corporation  America      Pacific      Inner    Eyewear,   Solutions,   Systems,
                                                      Corp.       Ltd.     City, Inc.    Inc.        Inc.        Inc.

ASSETS
------
TOTAL CASH                                7,030,752          -           -           -         -            -           -
NET RECEIVABLES - THIRD PARTY                     0          -           -           -         -            -           -
NET RECEIVABLES - INTERCOMPANY                    -          -           -           -         -            -           -
NET INVENTORIES                                   -          -           -           -         -            -           -
TOTAL PREPAID EXPENSES                            -          -           -           -         -            -           -
                                      --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                      7,030,752          -           -           -         -            -           -
                                      --------------------------------------------------------------------------------------

NET FIXED ASSETS                                  -          -           -           -         -            -           -
INVESTMENT IN DEBTOR SUBSIDIARY
COMPANIES                                78,611,939          -           -           -         -            -           -
OTHER NONCURRENT ASSETS                     462,226          -           -           -         -            -           -
TOTAL NON-CURRENT ASSETS                 79,074,165          -           -           -         -            -           -
                                      --------------------------------------------------------------------------------------
TOTAL ASSETS                             86,104,918          -           -           -         -            -           -
                                      ======================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                               -          -           -           -         -            -           -
POST-PETITION PAYABLES - THIRD PARTY        623,669          -           -           -         -            -           -
POST-PETITION PAYABLES - INTERCOMPANY             -          -           -           -         -            -           -
TOTAL POST-PETITION ACCRUALS                695,478          -           -           -         -            -           -
                                      --------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT
  LIABILITIES                             1,319,147          -           -           -         -            -           -
TOTAL POST-PETITION NON-CURRENT
  LIABILITIES                                       -          -           -           -         -            -           -
TOTAL PREPETITION LIABILITIES           859,600,046    202,165      64,705      77,106         -            -     828,812
                                      --------------------------------------------------------------------------------------
TOTAL LIABILITIES                       860,919,192    202,165      64,705      77,106         -            -     828,812

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)   (774,814,275)  (202,165)    (64,705)    (77,106)         -            -   (828,812)
                                      --------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)     86,104,918          0           -           -         -            -           -
                                      ======================================================================================


[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY
COMPANIES
Statement of Financial Position
As of August 31, 2003
(in U.S. $'s)

                                                                                          Polaroid
                                      Polaroid      Sub Debt        PRD        PRD        Memorial     Polaroid
                                      Malaysia,     Partners    Investment,  Capital,    Drive LLC    Partners,  Polint,
                                        Ltd.         Corp.         Inc.        Inc.                      Inc.      Inc.

ASSETS
------
TOTAL CASH                                      -            -             -         -              -          -        -
NET RECEIVABLES - THIRD PARTY                   -            -             -         -              -          -        -
NET RECEIVABLES - INTERCOMPANY                  -            -             -         -              -          -        -
NET INVENTORIES                                 -            -             -         -              -          -        -
TOTAL PREPAID EXPENSES                          -            -             -         -              -          -        -
                                      ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            -            -             -         -              -          -        -
                                      ------------------------------------------------------------------------------------

NET FIXED ASSETS                                -            -             -         -              -          -        -
INVESTMENT IN DEBTOR SUBSIDIARY
   COMPANIES                                    -            -             -         -              -          -        -
OTHER NONCURRENT ASSETS                         -            -             -         -              -          -        -
TOTAL NON-CURRENT ASSETS                        -            -             -         -              -          -        -
                                      ------------------------------------------------------------------------------------
TOTAL ASSETS                                    -            -             -         -              -          -        -
                                      ====================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                             -            -             -         -              -          -        -
POST-PETITION PAYABLES - THIRD PARTY            -            -             -         -              -          -        -
POST-PETITION PAYABLES - INTERCOMPANY           -            -             -         -              -          -        -
TOTAL POST-PETITION ACCRUALS                    -            -             -         -              -          -        -
                                      ------------------------------------------------------------------------------------
TOTAL POST-PETITION
   CURRENT LIABILITIES                          -            -             -         -              -          -        -

TOTAL POST-PETITION
   NON-CURRENT LIABILITIES                      -            -             -         -              -          -        -

TOTAL PREPETITION LIABILITIES             199,078          673             -         -              -          -        -
                                      ------------------------------------------------------------------------------------
TOTAL LIABILITIES                         199,078          673             -         -              -          -        -
TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)     (199,078)        (673)             -         -              -          -        -
                                      ------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)            -            -             -         -              -          -        -
                                      ====================================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY
COMPANIES
Statement of Financial Position
As of August 31, 2003
(in U.S. $'s)

                                        Polaroid Asia                         Mag        Polaroid   Polaroid    Polaroid
                                           Pacific            International   Media,     Eyewear      Dry        Online
                                        International,  PMC,     Polaroid     Limited    Far East   Imaging     Services,
                                            Inc.        Inc.      Corp.                   Inc.        LLC         Inc.
ASSETS
------
TOTAL CASH                                        -       -            -         -            -          -           -
NET RECEIVABLES - THIRD PARTY                     -       -            -         -            -          -           -
NET RECEIVABLES - INTERCOMPANY                    -       -            -         -            -          -           -
NET INVENTORIES                                   -       -            -         -            -          -           -
TOTAL PREPAID EXPENSES                            -       -            -         -            -          -           -
                                         ------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              -       -            -         -            -          -           -
                                         ------------------------------------------------------------------------------
NET FIXED ASSETS                                  -       -            -         -            -          -           -
INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES         -       -            -         -            -          -           -
OTHER NONCURRENT ASSETS                           -       -            -         -            -          -           -
TOTAL NON-CURRENT ASSETS                          -       -            -         -            -          -           -
                                         ------------------------------------------------------------------------------
TOTAL ASSETS                                      -       -            -         -            -          -           -
                                         ==============================================================================


LIABILITIES
-----------
POST-PETITION NOTES                               -       -            -         -            -          -           -
POST-PETITION PAYABLES - THIRD PARTY              -       -            -         -            -          -           -
POST-PETITION PAYABLES - INTERCOMPANY             -       -            -         -            -          -           -
TOTAL POST-PETITION ACCRUALS                      -       -            -         -            -          -           -
                                         ------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES           -       -            -         -            -          -           -

TOTAL POST-PETITION NON-CURRENT LIABILITIES       -       -            -         -            -          -           -

TOTAL PREPETITION LIABILITIES                 6,034     228            -         -            -          -           -
                                         ------------------------------------------------------------------------------
TOTAL LIABILITIES                             6,034     228            -         -            -          -           -

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)         (6,034)   (228)           -         -            -          -           -
                                         ------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)              -       -            -         -            -          -           -
                                         ==============================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY
COMPANIES
Statement of Financial Position
As of August 31, 2003
(in U.S. $'s)

                                                            US
                                                Subtotal     Adjustments   Eliminations    Total
ASSETS
------
TOTAL CASH                                      7,030,752             -          -        7,030,752
NET RECEIVABLES-THIRD PARTY                             0             -          -                0
NET RECEIVABLES-INTERCOMPANY                            -             -          -                -
NET INVENTORIES                                         -             -          -                -
TOTAL PREPAID EXPENSES                                  -             -          -                -
                                            -------------------------------------------------------
TOTAL CURRENT ASSETS                            7,030,752             -          -        7,030,752
                                            -------------------------------------------------------

NET FIXED ASSETS                                        -             -          -                -
INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES      78,611,939    (78,461,939)   (150,000)            (0)
OTHER NONCURRENT ASSETS                           462,226             -            -        462,226
TOTAL NON-CURRENT ASSETS                       79,074,165    (78,461,939)   (150,000)       462,226
                                            -------------------------------------------------------
TOTAL ASSETS                                   86,104,918    (78,461,939)   (150,000)     7,492,979
                                            =======================================================


LIABILITIES
-----------
POST-PETITION NOTES                                    -             -          -                -
POST-PETITION PAYABLES-THIRD PARTY               623,669             -          -          623,669
POST-PETITION PAYABLES-INTERCOMPANY                    -             -          -                -
TOTAL POST-PETITION ACCRUALS                     695,478             -          -          695,478
                                            -------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES        1,319,147             -          -        1,319,147

TOTAL POST-PETITION NON-CURRENT LIABILITIES           -              -          -                -

TOTAL PREPETITION LIABILITIES                860,978,847             -          -      860,978,847
                                            -------------------------------------------------------
TOTAL LIABILITIES                            862,297,994             -          -      862,297,994

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)        (776,193,076)  (78,461,939)  (150,000)    (854,805,015)
                                            -------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)          86,104,918   (78,461,939)  (150,000)       7,492,979
                                            =======================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of August 31, 2003
(in U.S. $'s)

                                                                Polaroid    Polaroid
                                                   Polaroid      Latin        Asia                    Polaroid
                                                 Corporation    America      Pacific   Inner City,    Eyewear,
                                                                 Corp.        Ltd.         Inc.         Inc.
                                                 ------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                    17,858,030            -           -            -            -
     Non-Interest Overdrafts                                -            -           -            -            -
     Current Long-Term Debt                       573,900,990            -           -            -            -
                                                 ------------------------------------------------------------------
PRE-PETITION NOTES                                591,759,019            -           -            -            -

Pre-Petition Payables
     Trade Accounts Payable                        58,663,695      162,520           -       77,106            -
     Interco Payables-US to Foreign                         -            -           -            -            -
     Interco Payables-Foreign to US                         -            -           -            -            -
     Interco Payables-Domestic Subs                         -            -           -            -            -
     Interco Payables-Foreign Subs                          -            -           -            -            -
                                                 ------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        58,663,695      162,520           -       77,106            -

Pre-Petition Accruals:
     Reserve Restructuring                         11,452,323            -           -            -            -
     Accrued Payroll & Related Expenses             8,692,842            -      64,705            -            -
     Accrued Tax & Gov't Accounts                           -            -           -            -            -
     Accrued Income Taxes                            (17,456)            -           -            -            -
     Deferred Income Tax - Current                          -            -           -            -            -
     Accrued Warranty                                       -            -           -            -            -
     Other Accrued Liabilities                     48,992,819       31,007           -            -            -
     Post-Retirement Medical                                -            -           -            -            -
     Post-Employment Benefits                               -            -           -            -            -
     Other Accrued Taxes                           11,984,603            -           -            -            -
                                                 ------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        81,105,132       31,007      64,705            -            -
                                                 ------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES            731,527,846      193,527      64,705       77,106            -
                                                 ------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -            -           -            -            -
     Post-Employment Benefits                      31,510,165            -           -            -            -
     Long-Term Debt                                         -            -           -            -            -
     Deferred Taxes                                 1,891,782        8,639           -            -            -
     Other                                         94,670,253            -           -            -            -
                                                 ------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES        128,072,199        8,639           -            -            -
                                                 ------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                    859,600,046      202,165      64,705       77,106            -
                                                 ==================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of August 31, 2003
(in U.S. $'s)

                                                  Polaroid
                                                  Digital     Polaroid ID   Polaroid      Sub Debt        PRD          PRD
                                                 Solutions,     Systems,    Malaysia,     Partners     Investment,   Capital,
                                                    Inc.          Inc.         Ltd.        Corp.          Inc.          Inc.
                                                 --------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                             -            -            -            -               -          -
     Non-Interest Overdrafts                                -            -            -            -               -          -
     Current Long-Term Debt                                 -            -            -            -               -          -
                                                 --------------------------------------------------------------------------------
PRE-PETITION NOTES                                          -            -            -            -               -          -

Pre-Petition Payables
     Trade Accounts Payable                                 -      614,635            -            -               -          -
     Interco Payables-US to Foreign                         -            -            -            -               -          -
     Interco Payables-Foreign to US                         -            -            -            -               -          -
     Interco Payables-Domestic Subs                         -            -            -            -               -          -
     Interco Payables-Foreign Subs                          -            -            -            -               -          -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                 -      614,635            -            -               -          -

Pre-Petition Accruals:
     Reserve Restructuring                                  -            -            -            -               -          -
     Accrued Payroll & Related Expenses                     -            -            -            -               -          -
     Accrued Tax & Gov't Accounts                           -            -            -            -               -          -
     Accrued Income Taxes                                   -      214,177      199,078            -               -          -
     Deferred Income Tax - Current                          -            -            -            -               -          -
     Accrued Warranty                                       -            -            -            -               -          -
     Other Accrued Liabilities                              -            -            -          673               -          -
     Post-Retirement Medical                                -            -            -            -               -          -
     Post-Employment Benefits                               -            -            -            -               -          -
     Other Accrued Taxes                                    -            -            -            -               -          -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                 -      214,177      199,078          673               -          -

                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                      -      828,812      199,078          673               -          -
                                                 --------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -            -            -            -               -          -
     Post-Employment Benefits                               -            -            -            -               -          -
     Long-Term Debt                                         -            -            -            -               -          -
     Deferred Taxes                                         -            -            -            -               -          -
     Other                                                  -            -            -            -               -          -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                  -            -            -            -               -          -

                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                              -      828,812      199,078          673               -          -
                                                 ================================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of August 31, 2003
(in U.S. $'s)

                                                                                         Polaroid Asia
                                                    Polaroid      Polaroid                  Pacific            International
                                                    Memorial      Partners,   Polint,    International,   PMC,     Polaroid
                                                   Drive LLC        Inc.        Inc.         Inc.         Inc.     Corp.
                                                 ----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                            -           -          -               -        -         -
     Non-Interest Overdrafts                               -           -          -               -        -         -
     Current Long-Term Debt                                -           -          -               -        -         -
                                                 ----------------------------------------------------------------------------
PRE-PETITION NOTES                                         -           -          -               -        -         -

Pre-Petition Payables
     Trade Accounts Payable                                -           -          -               -        -         -
     Interco Payables-US to Foreign                        -           -          -               -        -         -
     Interco Payables-Foreign to US                        -           -          -               -        -         -
     Interco Payables-Domestic Subs                        -           -          -               -        -         -
     Interco Payables-Foreign Subs                         -           -          -               -        -         -
                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -           -          -               -        -         -

Pre-Petition Accruals:
     Reserve Restructuring                                 -           -          -               -        -         -
     Accrued Payroll & Related Expenses                    -           -          -           6,034        -         -
     Accrued Tax & Gov't Accounts                          -           -          -               -        -         -
     Accrued Income Taxes                                  -           -          -               -      228         -
     Deferred Income Tax - Current                         -           -          -               -        -         -
     Accrued Warranty                                      -           -          -               -        -         -
     Other Accrued Liabilities                             -           -          -               -        -         -
     Post-Retirement Medical                               -           -          -               -        -         -
     Post-Employment Benefits                              -           -          -               -        -         -
     Other Accrued Taxes                                   -           -          -               -        -         -
                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -           -          -           6,034      228         -
                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -           -          -           6,034      228         -
                                                 ----------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -           -          -               -        -         -
     Post-Employment Benefits                              -           -          -               -        -         -
     Long-Term Debt                                        -           -          -               -        -         -
     Deferred Taxes                                        -           -          -               -        -         -
     Other                                                 -           -          -               -        -         -
                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -           -          -               -        -         -

                                                 ----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             -           -          -           6,034      228         -
                                                 ============================================================================




[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of August 31, 2003
(in U.S. $'s)

                                                                                            Polaroid
                                                    Mag         Polaroid      Polaroid       Online
                                                    Media        Eyewear         Dry        Services,
                                                    Limited    Far East Inc.  Imaging LLC      Inc.
                                                 ----------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                           -               -           -            -
     Non-Interest Overdrafts                              -               -           -            -
     Current Long-Term Debt                               -               -           -            -
                                                 ----------------------------------------------------
PRE-PETITION NOTES                                        -               -           -            -

Pre-Petition Payables
     Trade Accounts Payable                               -               -           -            -
     Interco Payables-US to Foreign                       -               -           -            -
     Interco Payables-Foreign to US                       -               -           -            -
     Interco Payables-Domestic Subs                       -               -           -            -
     Interco Payables-Foreign Subs                        -               -           -            -
                                                 ----------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               -               -           -            -

Pre-Petition Accruals:
     Reserve Restructuring                                -               -           -            -
     Accrued Payroll & Related Expenses                   -               -           -            -
     Accrued Tax & Gov't Accounts                         -               -           -            -
     Accrued Income Taxes                                 -               -           -            -
     Deferred Income Tax - Current                        -               -           -            -
     Accrued Warranty                                     -               -           -            -
     Other Accrued Liabilities                            -               -           -            -
     Post-Retirement Medical                              -               -           -            -
     Post-Employment Benefits                             -               -           -            -
     Other Accrued Taxes                                  -               -           -            -
                                                 ----------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               -               -           -            -
                                                 ----------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    -               -           -            -
                                                 ----------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                              -               -           -            -
     Post-Employment Benefits                             -               -           -            -
     Long-Term Debt                                       -               -           -            -
     Deferred Taxes                                       -               -           -            -
     Other                                                -               -           -            -
                                                 ----------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                -               -           -            -
                                                 ----------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            -               -           -            -
                                                 ====================================================




[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of August 31, 2003
(in U.S. $'s)


                                                                  US
                                                    Subtotal  Adjustments  Eliminations    Total
                                                 -----------  -----------  ------------  ----------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                    17,858,030         -          -       17,858,030
     Non-Interest Overdrafts                                -         -          -                -
     Current Long-Term Debt                       573,900,990         -          -      573,900,990
                                                 ---------------------------------------------------
PRE-PETITION NOTES                                591,759,019         -          -      591,759,019

Pre-Petition Payables
     Trade Accounts Payable                        59,517,956         -          -       59,517,956
     Interco Payables-US to Foreign                         -         -          -                -
     Interco Payables-Foreign to US                         -         -          -                -
     Interco Payables-Domestic Subs                         -         -          -                -
     Interco Payables-Foreign Subs                          -         -          -                -
                                                 ---------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        59,517,956         -          -       59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                         11,452,323         -          -       11,452,323
     Accrued Payroll & Related Expenses             8,763,581         -          -        8,763,581
     Accrued Tax & Gov't Accounts                           -         -          -                -
     Accrued Income Taxes                             396,027         -          -          396,027
     Deferred Income Tax - Current                          -         -          -                -
     Accrued Warranty                                       -         -          -                -
     Other Accrued Liabilities                     49,024,499         -          -       49,024,499
     Post-Retirement Medical                                -         -          -                -
     Post-Employment Benefits                               -         -          -                -
     Other Accrued Taxes                           11,984,603         -          -       11,984,603
                                                 ---------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        81,621,033         -          -       81,621,033
                                                 ---------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES            732,898,009         -          -      732,898,009
                                                 ---------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -         -          -                -
     Post-Employment Benefits                      31,510,165         -          -       31,510,165
     Long-Term Debt                                         -         -          -                -
     Deferred Taxes                                 1,900,421         -          -        1,900,421
     Other                                         94,670,253         -          -       94,670,253
                                                 ---------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES        128,080,838         -          -      128,080,838
                                                 ---------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                    860,978,847         -          -      860,978,847
                                                 ===================================================


[JPMorganChase Letterhead]                                                               July 1, 2003 - July 31, 2003
                                                                                         Page 1 of 1

                                                                     507 000 TS          Business Statement

                 POLAROID-OEP IMAGING CORPORATION                                        Customer Service
                 ATTN: KEVIN R. POND                                                     If there are any questions regarding
                 PRIMARY PDC INC.                                                        your account, please call your
                 1265 MAIN STREET                                                        Relationship Manager.
                 WALTHAM MA 02451

                                                                                         Primary Account Number         507-895053
                                                                                         Number of Checks Enclosed:     0

                 Money Market Account      507-895053                                    POLAROID-OEP IMAGING CORPORATION

---------------- ---------------------------------   -------------------------  -----------------  --------------------------------
Summary                                                       Number                 Amount
                 Opening Balance                                                    $4,045,892.33
                 .................................   ............................................  ................................
                 Deposits and Credits                            1                      $1,817.88
                 .................................   ............................................  ................................
                 Withdrawals and Debits                                                     $0.00
                 .................................   ............................................  ................................
                 Checks Paid                                                                $0.00
---------------- ---------------------------------   --------------------------------------------  --------------------------------
                 Ending Balance                                                     $4,047,710.21


                 ------------------------------------------------------------------------------------------------------------------
                 Average Balance                     $4,045,892.16
                 .................................   .........................  .................  ................................
                 Interest Paid for 31 Day(s)             $1,817.88           Interest Credited Year to Date           $18,549.21

                 Interest Rate(s):                  08/22 to 08/24 at 0.49%
                                                    08/25 to 08/25 at 0.54%
                                                    08/26 to 08/26 at 0.50%
                                                    08/27 to 08/27 at 0.48%
                                                    08/28 to 08/28 at 0.54%
                                                    08/29 to 08/31 at 0.51%
Deposits and     Date Description                                                                                          Amount
Credits
                 ......................................................................  ........ ................................
                 08/29  Interest Paid                                                                                    $1,817.88
---------------- ----------------------------------------------------------------------  -------- --------------------------------
                 Total                                                                                                   $1,817.88
---------------- ----------------------------------------------------------------------  -------- --------------------------------
Daily Balance

                 .................................            .........................           ................................
                 Date                      Balance            Date              Balance           Date                   Balance
                 .................................            .........................           ................................
                 08/29               $4,047,710.21

[The Bank of New York Letterhead]                                             Business Banking Statement

                                                             Period:          08/01/03 to 08/29/03
                                                             Page:            1 of 4
                                                             Enclosures:      59
                                                                                                                    4848
                                                                                                                  --9--K
                                  PRIMARY PDC, INC
                                  1265 MAIN ST
                                  WALTHAM, MA  02451-1743

------------------------------------------------------------------------------------------------------------------------
Summary                                                                                                          Credit
of Accounts           Account Type             Account No.               Assets               Loans            Available

                      Checking Account         690-3534891              155,000.00
                      Mutual Fund              76001691637            3,034,439.38
                      -------------------------------------------- ------------------- ---------------------------------
                      TOTAL                                           3,189,439.38              .00                 .00
                      -------------------------------------------- ------------------- ---------------------------------

Mutual Fund           MUTUAL FUNDS
Information           o   are NOT insured by the FDIC
                      o   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                      o   are subject to investment risks, including possible loss of principal amount invested.

Check                 Activity                                                        Account No. 690-3534891
Invest
                      Date     Description                      Debits           Credits             Balance
                      08/01    OPENING BALANCE                                                    155,000.00
                      -------- ---------------------   ----------------------- ----------------- ---------------
                      08/01    2 CHECKS                       26,278.39-                          128,721.61
                      08/01    CHECKINVEST TRANSFER                            26,278.39          155,000.00
                      08/04    1 CHECK                       335,070.90-                          180,070.90-
                      08/04    CHECKINVEST TRANSFER                           335,070.90          155,000.00
                      08/05    7 CHECKS                      444,376.78-                          289,376.78-
                      08/05    CHECKINVEST TRANSFER                           444,376.78          155,000.00
                      08/06    4 CHECKS                       26,190.60-                          128,809.40
                      08/06    CHECKINVEST TRANSFER                            26,190.60          155,000.00
                      08/07    22 CHECKS                      13,224.25-                          141,775.77
                      08/07    CHECKINVEST TRANSFER                            13,224.25          155,000.00
                      08/08    2 CHECKS                       19,924.16-                          135,075.84
                      08/08    CHECKINVEST TRANSFER                            19,924.16          155,000.00
                      08/12    1 CHECK                         3,700.35-                          151,299.65
                      08/12    CHECKINVEST TRANSFER                             3,700.35          155,000.00
                      08/13    2 CHECKS                       65,178.32-                           89,821.68
                      08/13    CHECKINVEST TRANSFER                            65,178.32          155,000.00
                      08/15    1 CHECK                         2,598.75-                          152,401.25
                      08/15    CHECKINVEST TRANSFER                             2,598.75          155,000.00
                      08/18    1 CHECK                        25,058.51-                          129,941.49
                      08/18    CHECKINVEST TRANSFER                            25,058.51          155,000.00
                      08/19    4 CHECKS                      207,172.85-                          52,172.85-

                                   Exhibit B

                   Monthly Operating Reports Service Parties

Kevin Pond
Polaroid Corporation
f/k/a Primary PDC, Inc.
1265 Main Street
Waltham, MA 02451
By Overnight Courier

Mark Kenney, Esq.
Office of the U.S. Trustee
844 King Street
Wilmington, DE  19899
By Hand-Delivery

Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor LLP
The Brandywine Building, 17th Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

Adam Harris, Esquire
O'Melveny & Myers LLP
30 Rockefeller Plaza
New York, New York 10112-0002
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery

Patricia Schrage, Esq.
Securities & Exchange Commission
New York Office
Branch/Reorganization
233 Broadway
New York, NY  10279
By Overnight Courier

Perry M. Mandarino
Partner
Traxi LLC
212 West 35th Street
New York, New York 10001
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Laura Davis Jones, Esq.
Rachel Lowy Werkheiser, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
919 N. Market Street, 16th Floor
P.O. Box 8705 (19899)
Wilmington, DE 19801
By Hand-Delivery

Marc A. Beilinson, Esq.
Ellen M. Bender, Esq.
Pachulski Stang Ziehl Young
Jones & Weintraub P.C.
10100 Santa Monica Blvd., Suite 1100
Los Angeles, CA 90067
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Michael E. Foreman, Esq.
James D. Meade, Esq.
Proskauer Rose LLP
1585 Broadway
New York, NY 10036-8299
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